CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2018
CAPITAL MANAGEMENT
Schedule of capital structure

	2017		2018
	Amount	Portion	Amount	Portion
Short-term debts	2,289	1.79%	4,043	2.83%
Long-term debts	33,183	25.94%	40,039	28.04%
Total debts	35,472	27.73%	44,082	30.87%
Equity attributable to owners of the parent company	92,467	72.27%	98,739	69.13%
Total	127,939	100.00%	142,821	100.00%

Schedule of debt-to-equity ratio

	2017	2018
Total interest-bearing debts	35,472	44,082
Less: cash and cash equivalents	(25,145)	(17,435)
Net debts	10,327	26,647
Total equity attributable to owners of the parent company	92,467	98,739
Net debt-to-equity ratio	11.17%	26.99%